UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
February 10, 2015 (February 9, 2015)
INVESTORS REAL ESTATE TRUST
(Exact name of registrant as specified in its charter)
North Dakota	0-14851	45-0311232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 31st Ave SW, Suite 60 Minot, ND 58701
(Address of principal executive offices, including zip code)
(701) 837-4738
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□	Written communications pursuant to Rule 425 under the Securities Act
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 9, 2015, Mr. Thomas Wentz, Jr. resigned as a Trustee and as Executive Vice President and Chief Operating Officer of the Company, effective immediately. Mr. Wentz confirmed to the Company that his decision to resign from the Board of the Company was not based upon any disagreement with the Company on any matter relating to the Company's operations, policies or practices. Mr. Wentz did not serve on any Board committees.

On February 10, 2015, the Company issued a press release to announce the above change to its Board and senior management team.  The press release is incorporated by reference as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01.Financial Statements and Exhibits.

The following exhibit relating to Item 5.02 of this Current Report on Form 8-K is filed herewith:

Exhibit 99.1.Press Release dated February 10, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST

By: /s/ Timothy P. Mihalick
Timothy P. Mihalick
President & Chief Executive Officer

Date: February 10, 2015

EXHIBIT INDEX

Exhibit
No.    Description

99.1*	Press Release dated February 10, 2015

*	Filed or Furnished herewith.